UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

TELIGENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

_____________________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 25, 2016, at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Teligent, Inc. (the “Company”), the stockholders of the Company approved the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). A description of the 2016 Plan is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 8, 2016 (the “Proxy Statement”). The description of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

(a)     On May 25, 2016, the Company held the Annual Meeting. At the Annual Meeting, the holders of 48,461,947 shares of the Company’s common stock were present in person or represented by proxy, which represents 91.34% of the total shares of outstanding common stock entitled to vote as of the record date of March 30, 2016.

(b)     The following actions were taken in the Annual Meeting:

(1)	The following seven nominees were reelected to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2017 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Jason Grenfell-Gardner	36,734,480	542,323	11,185,144
Narendra N. Borkar	36,696,717	580,086	11,185,144
Bhaskar Chaudhuri	36,697,546	579,257	11,185,144
Steven Koehler	36,729,714	547,089	11,185,144
James C. Gale	36,699,520	577,283	11,185,144
John Celentano	36,699,074	577,729	11,185,144
Carole S. Ben-Maimon	36,728,876	547,927	11,185,144

(2)	The Teligent, Inc. 2016 Equity Incentive Plan was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
35,316,936	1,812,194	147,673	11,185,144

(3)	The selection of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, was ratified, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
47,840,335	99,133	522,479	0

(4)	The compensation of the Company’s named executive officers, as disclosed in our proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Vote
34,550,818	1,945,334	780,651	11,185,144

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

10.1	Teligent, Inc. 2016 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIGENT, INC.

Date: May 27, 2016	By:	/s/ Jenniffer Collins
	Name:	Jenniffer Collins
	Title:	Chief Financial Officer